EXHIBIT 32

                                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the annual report of Maritime Ventures, Inc.

(the  "Company)  on Form 10-QSB for the year  ended June 30,  2005, Jehu

Hand hereby certifies,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of his knowledge:

            (1)   The quarterly  report fully complies with the  requirements of

                  Section 13(a) of the Securities Exchange Act of 1934; and

            (2)   The  information  contained  in the  quarterly  report  fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

/s/ Jehu Hand

Jehu Hand

Chief Executive Officer and

Chief Financial Officer

(principal executive and financial officer

February 14, 2006

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